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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 10, 2006


                        Annaly Mortgage Management, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                     1-13447                 22-3479661
     ----------------             ---------------             ----------
State or Other Jurisdiction         (Commission            (I.R.S. Employer
     Of Incorporation)             File Number)          Identification No.)


  1211 Avenue of the Americas
          Suite 2902
      New York, New York                                       10036
 ----------------------------                                ----------
     (Address of Principal                                   (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Item 2.02. Results of Operations and Financial Condition

     On January 10, 2006, Annaly Mortgage Management, Inc. issued a press release announcing its portfolio changes during the 4th quarter of 2005 and its recognition of non-cash impairment charges as of December 31, 2005 relating to certain securities in its portfolio which had been held in an unrealized loss position. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01   Financial Statements and Exhibits

     (c)    Exhibits


99.1 Press Release, dated January 10, 2006 issued by Annaly Mortgage Management, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANNALY MORTGAGE MANAGEMENT, INC.


                                     By: /s/Kathryn Fagan
                                         ---------------------------------------
                                         Name:  Kathryn Fagan
                                         Title: Chief Financial Officer


Dated: January 10, 2006